SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 15, 2011

FRIENDLY ENERGY EXPLORATION

 (Exact name of registrant as specified in its charter)

Nevada	000-31423	91-1832462
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
6005 N. Highway 279 Brownwood, TX 76801
(Address of principal executive offices)
(702) 953-0411
(Registrant’s Telephone Number)

Copy of all Communications to:

Carrillo Huettel, LLP

3033 Fifth Avenue, Suite 400

San Diego, CA 92103

phone: 619.546-6100

fax: 619.546-6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 15, 2011, Friendly Energy Exploration, a Nevada corporation (the “Corporation”), closed a non-brokered Subscription Agreement with Michael and Betsy Brauser, individuals, for the sale of two and a half (2.5) units (each a “Unit”) of the Corporation’s common stock at $10,000 per Unit, for total gross proceeds of $25,000.  Each Unit consists of one million (1,000,000) shares of common stock of the Corporation and five hundred thousand (500,000) warrants, with each warrant entitling the holder to purchase one (1) additional share of common stock of the Corporation at $0.015 per share until July 15, 2013.

On July 15, 2011, the Corporation closed a non-brokered Subscription Agreement with GRQ Consultants, Inc. 401K for the sale of five (5) units (each a “Unit”) of the Corporation’s common stock at $10,000 per Unit, for total gross proceeds of $50,000.  Each Unit consists of one million (1,000,000) shares of common stock of the Corporation and five hundred thousand (500,000) warrants, with each warrant entitling the holder to purchase one (1) additional share of common stock of the Corporation at $0.015 per share until July 15, 2013.

On July 18, 2011, the Corporation closed a non-brokered Subscription Agreement with Marlin Capital Investments, LLC (“Marlin”) for the sale of one (1) unit, (each a “Unit”) consisting of a $125,000 Convertible Promissory Note (the “Note”) and eight million three hundred thirty three thousand three hundred thirty three (8,333,333) warrants, with each warrant entitling the holder to purchase one (1) additional share of common stock of the Corporation at $0.015 per share until July 18, 2014. The price per Unit is $125,000. The Note is payable over a five (5) year period, accrues interest at the rate of 2% per annum payable in cash or common stock of the Corporation at the option of Marlin, and is convertible into common stock of the Corporation at $0.01 per share.

The foregoing summary description of the terms of the Subscription Agreements, Warrants and Note may not contain all information that is of interest to the reader.  For further information regarding the terms and conditions of the Subscription Agreements, Warrants and Note, reference is made to such documents, forms of which are filed as exhibits hereto and are incorporated herein by reference.

ITEM 2.03

CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

ITEM 3.02

UNREGISTERED SALES OF EQUITY SECURITIES

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Exemption From Registration. The shares of Common Stock referenced herein were issued in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended, (“Securities Act”), and/or Regulation D, as promulgated by the U.S. Securities and Exchange Commission under the Securities Act, based upon the following: (a) each of the persons to whom the shares of Common Stock were issued (each such person, an “Investor”) confirmed to the Company that it or he is an “accredited investor,” as defined in Rule 501 of Regulation D promulgated under the Securities Act and has such background, education and experience in financial and business matters as to be able to evaluate the merits and risks of an investment in the securities, (b) there was no public offering or general solicitation with respect to the offering of such shares, (c) each Investor was provided with certain disclosure materials and all other information requested with respect to the Company, (d) each Investor acknowledged that all securities being purchased were being purchased for investment intent and were “restricted securities” for purposes of the Securities Act, and agreed to transfer such securities only in a transaction registered under the Securities Act or exempt from registration under the Securities Act and (e) a legend has been, or will be, placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.

 ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS.

 (d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION
10.01	Form of Subscription Agreement
10.02	Form of Warrant
10.03	Form of Convertible Note

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRIENDLY ENERGY EXPLORATION
Date: December 1, 2011	By:	/s/ Douglas Tallant
Douglas Tallant
Chief Executive Officer & President